110046681.v1 Execution Version THE CLASS B PREFERRED UNITS OF CRESTONE AIR PARTNERS, LLC HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), THE SECURITIES LAWS OF ANY STATE OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. SUCH UNITS MAY BE ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME EXCEPT PURSUANT TO EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN AND IN THE OTHER INVESTMENT DOCUMENTS (AS DEFINED HEREIN). CRESTONE AIR PARTNERS, LLC SUBSCRIPTION AGREEMENT This Subscription Agreement (this “Agreement”) is made on, entered into and effective as of June 10, 2026, by and between Crestone Air Partners, LLC, a Delaware limited liability company (the “Company”), and Air T, Inc., a Delaware corporation (the “Subscriber” and, together with the Company, the “Parties”). RECITALS WHEREAS, Subscriber desires to subscribe for the number of the Company’s Class B Preferred Units (the “Units”) set forth opposite the Subscriber’s name on Exhibit A for an aggregate cash subscription price of $11,700,000 (the “Subscription Amount”); WHEREAS, the Company is governed by that certain Limited Liability Company Operating Agreement of Crestone Air Partners, LLC, dated on or about the date hereof, as supplemented and amended by that certain letter agreement, dated June 10, 2026, by and among the Company and the Members set forth on Annex A thereto (as such may be further amended, restated or supplemented from time to time, the “LLC Agreement”); and WHEREAS, the Subscriber is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Subscriber hereby agree as follows: AGREEMENTS ARTICLE 1 SUBSCRIPTION 1.1 Defined Terms. Capitalized terms used in this Agreement that are not defined in the text hereof will have the meanings given to them in the LLC Agreement. 1.2 Subscription. The Subscriber hereby subscribes for and purchases from the Company, and the Company hereby issues to the Subscriber, the Units, free and clear of all liens, security interests, claims or charges or any other encumbrances, other than those arising under applicable securities laws or by reason of the LLC Agreement, in exchange for the payment by the Subscriber to the Company of an amount in cash equal to the Subscription Amount. Payment will be made on the date hereof by wire transfer in immediately available funds to an account designated in writing by the Company to the Subscriber. The Certain identified information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K because disclosure would constitute a clearly unwarranted invasion of personal privacy. Information that was omitted has been noted in this document with a placeholder identified by the mark ‘[***]'.

2 Subscriber shall execute and deliver a counterpart signature page to the LLC Agreement to evidence its agreement to the foregoing. 1.3 Limited Liability Company Agreement. The Subscriber hereby adopts, accepts and agrees to be bound by the terms and conditions of the LLC Agreement and agrees that the Units issued to the Subscriber will be bound by and subject to the terms of the LLC Agreement (including as set forth on Annex A thereto). ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER 2.1 Representations and Warranties. Subscriber hereby represents and warrants to the Company as follows as of the date hereof: (a) LLC Agreement Representations. Subscriber hereby makes the representations and warranties set forth in Sections 3.9(a) and 3.9(b) of the LLC Agreement (as applicable to Class B Preferred Members) as of the date hereof, and such representations and warranties are incorporated herein by reference as though fully set forth herein. (b) Awareness of Risks; Taxes. Subscriber acknowledges that the Company has provided Subscriber with certain informational materials in connection with the sale of the Units. Subscriber understands that investment in the Company entails a high degree of risk and understands the risks associated with the operation of the Company, its levered capital structure, and Subscriber’s investment in the Company. Subscriber is aware that ownership of the Units involves a substantial degree of risk of loss of Subscriber’s entire investment and that there is no assurance of any return on such investment. Subscriber further represents that Subscriber is relying solely on its own conclusions or the advice of its own counsel or investment representative with respect to tax aspects of any investment in the Company. (c) No Solicitation. Subscriber has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, article, or any other form of advertising or general solicitation as to the Company’s sale to Subscriber of the Units. (d) No Litigation. There is no litigation or other proceeding pending or, to Subscriber’s knowledge, threatened against Subscriber or any of Subscriber’s Affiliates which, if adversely determined, would adversely affect Subscriber’s ability to perform its obligations under this Agreement. (e) Principal Place of Business. The address set forth on Exhibit A is the Subscriber’s current principal places of business, and Subscriber will update the Company in the event of a change in such principal address. (f) No Investment Advice. Subscriber acknowledges that neither the Company nor any of its Affiliates, officers, directors, members, managers, employees, agents, or representatives has rendered or will render any investment, tax, legal, or accounting advice to Subscriber in connection with Subscriber’s decision to subscribe for or acquire Units hereunder. Subscriber has had the opportunity to consult with its own advisors regarding such matters and is not relying on the Company or any of its representatives for any such advice. (g) Disclosure; No Reliance. Subscriber understands and agrees that, other than the representations and warranties of the Company set forth in Article 3 herein or in the LLC Agreement, neither the Company nor any other Person makes any representation or warranty, express or implied, as to

3 the accuracy or completeness of the information provided or to be provided to Subscriber by or on behalf of the Company or related to the transactions contemplated hereby. 2.2 Survival. Subscriber acknowledges that the Company has relied and will rely upon the representations and warranties of, and information furnished by, Subscriber set forth in this Agreement and that all such representations and warranties, and furnished information will survive the closing of the issuance of Units pursuant to this Agreement. ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY 3.1 Representations and Warranties. The Company hereby represents and warrants to, and agrees with, Subscriber as of the date hereof as follows: (a) Organization. The Company is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. The Company has the full limited liability company power and authority to own its property, carry on its business as now being conducted, and to carry out the transactions contemplated by the LLC Agreement. The Company has provided or made available to Subscriber true and correct copies of the LLC Agreement, including all amendments thereto. (b) Power and Authority. The Company has all requisite power, authority and legal capacity to enter into the LLC Agreement and this Agreement, to perform its respective obligations under each such document, and to consummate the transactions that are the respective subjects of each such document. All actions required hereunder to be taken by the Company as a condition to the issuance and sale of the Units purchased by the Subscriber have been taken. This Agreement has been duly authorized, executed and delivered by the Company and, upon due authorization, execution and delivery by Subscriber, will constitute the valid and legally binding agreement of the Company, enforceable in accordance with its terms against the Company, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights and remedies, as from time to time may be in effect and (ii) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). (c) No Conflict. The execution and delivery of this Agreement and this Agreement by the Company does not, and the consummation of the transactions contemplated hereby and thereby will not (with or without the giving of notice or the lapse of time or both), (i) violate or conflict with or result in any default under any provision of the organizational documents of the Company or any of its Subsidiaries, including the LLC Agreement, (ii) violate any provision of any law, or any order, judgment or decree of any court or other Governmental Authority applicable to the Company or any of its Subsidiaries or any of their respective assets or properties, or (iii) violate or result in the cancellation, modification, revocation or suspension of any material license, franchise or permit held by the Company or any of its Subsidiaries. (d) No Litigation. There is no litigation or other proceeding pending or, to the Company’s knowledge, threatened against the Company or any of its Subsidiaries which, if adversely determined, would adversely affect the Company’s ability to perform its obligations under this Agreement. (e) Broker’s Fee. There is no investment banker, broker, or finder which has been retained by, will be retained by, or is authorized to act on behalf of the Company who will be entitled to any fee or commission from the Company from the issuance and sale of the Units to Subscriber.

4 (f) Validity of Units. Following the transfers contemplated hereby, (a) Subscriber will be the record and beneficial owner of the Units and have good and valid title thereto (subject to the liens described in the next subclause), and (b) Subscriber will own the Units free and clear of all liens, security interests, claims or changes or any other encumbrances, other than those arising by reason of the LLC Agreement or this Agreement. (g) Disclosure; No Reliance. The Company understands and agrees that, other than the representations and warranties of Subscriber set forth in Article 2 herein or in the LLC Agreement, neither the Company nor any other Person makes any representation or warranty, express or implied, as to the accuracy or completeness of the information provided or to be provided to the Company by or on behalf of Subscriber or related to the transactions contemplated hereby. 3.2 Survival. The Company acknowledges that Subscriber has relied and will rely upon the representations and agreements of the Company set forth in this Agreement, and that all such representations and agreements will survive the closing of the issuance of the Units pursuant to this Agreement. ARTICLE 4 MISCELLANEOUS 4.1 Amendment. This Agreement may not be amended (including by way of merger), modified or supplemented except by a written instrument signed by each of the parties hereto. 4.2 Confidentiality. This Agreement and the terms set forth herein shall be deemed to be Confidential Information. No party hereto may disclose the terms of this Agreement to any Member or third party; provided, however, that nothing in this Agreement will prevent such party from disclosing the terms of this Agreement (a) as required by Law, regulation or other legal process, (b) to its partners, members, equity holders, financing sources and Affiliates as is customary in such party’s industry, (c) on a need-to- know basis, to its Representatives, in each case, that are not engaged in an enterprise competitive to the Company, or (d) to any Permitted Transferee of such party; provided further, that any such partner, member, equity holder, financing source, Representative, Affiliate, Permitted Transferee or current or prospective investor is apprised of the confidential nature of such Confidential Information and agrees to keep such information confidential. 4.3 Headings. The headings and captions set forth herein are for convenience of reference only and will not affect the construction or interpretation hereof. 4.4 Notices. Any notice or other communication required or permitted to be given hereunder will be in writing, and will be delivered (i) personally, (ii) by electronic delivery via e-mail, (iii) by telecopy (with a hard copy and a transmission confirmation sent by a recognized overnight national carrier service (such as FedEx) for next Business Day delivery), (iv) by a recognized overnight national courier service (such as FedEx) for next Business Day delivery, or (v) by certified or registered mail, return receipt requested, first-class postage prepaid to the parties at the addresses set forth below (or to such other addresses as the parties may specify by due notice to the other): If to the Company:

5 Crestone Air Partners, LLC 4500 Cherry Creek Drive South, Suite 200 Denver, Colorado 80246 Attention: Kevin Milligan Email: [***] If to a Subscriber: In accordance with the notice information set forth on Exhibit A. 4.5 Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties hereto, and, subject to all applicable Laws, their successors and permitted assigns. No party may assign this Agreement or any of its rights, interests or obligations hereunder unless such assignment is in connection with a Transfer explicitly permitted by the LLC Agreement; provided that, Subscriber, upon prior written notice to the Company, may assign, in its sole discretion, any of or all of its rights, interests and obligations under this Agreement to any successors thereof, but no such assignment shall relieve Subscriber of any of their obligations hereunder; provided, further, that any such successor of Subscriber shall be primarily liable with respect to the obligations hereunder and the liability of Subscriber shall be secondary. 4.6 Entire Agreement. (a) This Agreement (together with the LLC Agreement) sets forth the entire agreement and understanding of the Parties directly relating to Subscriber’s purchase of the Units, and such agreements contain all of the representations, warranties, promises, inducements, covenants and undertakings between Subscriber, on the one hand, and the Company, on the other hand, directly relating to Subscriber’s purchase of the Units and specifically supersedes any and all prior or contemporaneous agreements (written or oral) directly relating to Subscriber’s purchase of the Units. Notwithstanding the foregoing, this Agreement does not supersede or otherwise affect or have any impact upon the LLC Agreement (unless explicitly stated otherwise therein) or any other definitive agreement entered into by and between Subscriber and the Company after the date hereof, or any of the Other Agreements (as defined below), or the rights and obligations thereunder. (b) For clarification, the Parties acknowledge and agree Subscriber on the one hand, and the Company, on the other hand, may have certain rights and obligations under other agreements and documents that do not expressly govern Subscriber’s purchase of the Units (the “Other Agreements”), all of which other agreements and documents, if any, remain in full force and effect in accordance with their terms. 4.7 Miscellaneous. The terms of Sections 12.1 (Joint Participation), 12.4 (Counterparts), 12.5 (Governing Law; Attorneys’ Fees), 12.6 (Waivers), 12.7 (Severability), 12.9 (Defaults; No Circumvention of Agreement); 12.12 (No Third Party Beneficiaries); the final two sentences of 12.13 (Injunctive Relief); 12.14 (Jurisdiction; Consent to Service of Process), and 12.15 (Waiver of Jury Trial) of the LLC Agreement are hereby incorporated by reference herein, mutatis mutandis. [Remainder of page intentionally left blank]

[Signature Page to Subscription Agreement] IN WITNESS WHEREOF, the Company has executed this Agreement and accepted the subscription described herein as of the date first written above. CRESTONE AIR PARTNERS, LLC By: Name: Kevin Milligan Title: Chief Executive Officer Docusign Envelope ID: 2ECE2EDD-50E3-87C4-839B-D046A86F5D90

[Signature Page to Subscription Agreement] IN WITNESS WHEREOF, the undersigned Subscriber has executed this Agreement and accepted the subscription described herein as of the date first written above. SUBSCRIBER: AIR T, INC. By: Name: Nick Swenson Title: Chief Executive Officer Docusign Envelope ID: 7155BC01-5438-8BEC-80A2-E0736B360D02

EXHIBIT A Subscriber Subscriber Name Address Number of Class B Preferred Units Air T, Inc. 5000 W 36th Street, Suite 200 Minneapolis, MN 55416 Telephone No.: [***] 119,877